Fees Summary	Jun. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,207,400.00
Previously Paid Amount	0.00
Total Fee Amount	1,409.64
Total Offset Amount	0.00
Net Fee	$ 1,409.64